UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TOUCHMARK BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held at 2:00 p.m., Wednesday, May 20, 2009.

The proxy statement and annual report are available at:

http://www.cfpproxy.com/6438

The annual shareholder meeting will be held at 2:00 p.m. on Wednesday, May 20, 2009, at the 1818 Club, 6500 Sugarloaf Parkway, Duluth, Georgia 30097. The matters to be covered are noted below:

1. Election of six Class I Directors;

1) Thomas E. Persons, Sr.

2) J. Egerton Burroughs

3) Howard Greenfield

4) Mukund C. Raja

5) Hasmukh P. Rama

6) William R. Short

2. Ratify the appointment of Maudlin & Jenkins, LLC as Auditors for the Company for 2009;

3. Other matters as may be put forth at the meeting.

The Board of Directors of Touchmark Bancshares, Inc. recommends voting for each of the nominees and for the other proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of your proxy card, the web address and toll-free phone number. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the enclosed proxy card sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. For directions to the meeting please call 770-407-6700.

If you want to receive a paper or email copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 8, 2009 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

•	Call the toll-free number, (800) 951-2405; or

•	Visit the website at http://www.cfpproxy.com/6438; or

•	Send an email to fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

Vote on Directors	For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

(1) To elect Thomas E. Persons, Sr., J. Egerton Burroughs, Howard Greenfield, Mukund C. Raja, Hasmukh P. Rama and William R. Short to serve until the 2012 Annual Meeting of Shareholders.	☐	☐	☐

Vote on Proposal	For	Against	Abstain

(2) To ratify the appointment of Maudlin & Jenkins, LLC as the independent registered public accounting firm for the fiscal year 2009.	☐	☐	☐

(3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE “FOR” THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please sign and date this Proxy exactly as name(s) appears on the mailing label. When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In case of joint tenants, each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

TOUCHMARK BANCSHARES, INC.

3740 Davinci Court, Suite 150

Norcross, Georgia 30092

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints William R. Short and Daniel J. Kaufman, or either of them, with power of substitution to each, as proxies of the undersigned to vote the common stock of the undersigned at the annual meeting of shareholders of TOUCHMARK BANCSHARES, INC. to be held on May 20, 2009 at 2:00 p.m. at The 1818 Club, 6500 Sugarloaf Parkway, Duluth, Georgia 30097.

PLEASE COMPLETE THE REVERSE SIDE OF THIS PROXY AND RETURN THIS PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.